UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2014

Date of reporting period:  August 31, 2014

Item 1. Reports to Stockholders.

Advantus Strategic Dividend Income Fund
Institutional Class Shares – VSDIX

Annual Report

www.advantuscapital.com	August 31, 2014

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

September 1, 2013 through August 31, 2014

Strategic Dividend Income Fund

Managers:
Joseph Betlej, CFA, Lowell Bolken, CFA, and Craig Stapleton, CFA
Advantus Capital Management

MARKET SECTOR UPDATE

For the annual period ending August 31, 2014, the Advantus Strategic Dividend Income Fund (SDI) returned 22.78 percent, modestly outperforming its custom benchmark, but trailing the strong return generated by the Standard & Poor’s 500 Index at 25.25 percent.  Dividend yield and relative volatility were consistent with expectations.

Returns on income-oriented investments were driven by expectations for economic and employment growth, as well as expectations for tapering of the Federal Reserve’s Quantitative Easing program and its impact on interest rates.  The domestic economy made strides in capital investments and new hiring in the past year, with particular improvement in housing, energy, and various applications of technology.  With the improving strength in the economy, the Federal Reserve began its program of tapering.  While declining interest rates due to bond market rallies helped performance in interest rate sensitive securities during parts of the year, expectations of higher interest rates worried investors, resulting in some price declines in the initial rising rate environment.  However, the plunging sovereign yields in Europe since the beginning of 2014 have provided some relief from the impact of rising interest rates, pulling yields lower.  Restrained inflation and steady economic growth made for above average equity returns during the period.  Diversification benefits within the portfolio were significant as individual sectors of SDI investment led performance results during different periods of the year.

Real Estate Investment Trusts (REITs) have performed well as the strength in occupancy for most commercial real estate property types has led to increased rental rates.  Short term lease property types such as hotels, apartments, and self-storage properties have best demonstrated growth in operating income, reflecting the strength in the economy.  Industrial and retail properties have felt the strength of the improving consumer spending and stronger dollar, resulting in higher retail sales.  Overall, the slow and steady growth in the economy has provided enough impetus to support strong property income, without too much new development, allowing property markets to remain in balance.  Equity and debt capital are targeting commercial real estate providing low cost capital to REITs and resulting in REITs trading at above average multiples.

The growth in energy infrastructure in the U.S. has provided a supportive context for Master Limited Partnerships (MLPs).  Operating income for pipelines, storage facilities and logistics are being supported by long term contracts from users.  MLPs are using their strong balance sheets to invest in new facilities to support the profitable extraction of oil, gas, and natural gas liquids and the delivery to their markets.  Significant investment continues in low cost energy production basins across the U.S., such as the Marcellus/Utica, Permian, and Bakken regions.  The MLP low cost of capital advantage is providing for a strong slate of future growth opportunities.  While MLPs are trading at above average multiples, those valuations are supported by significant growth through new investment and low cost of debt capital.

Utilities are facing the headwinds of generally flat energy demand as only modest household growth is offset by energy efficiency improvements.  Renewable generation is providing a significant opportunity for investment, as

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

well as improvements in reliability and durability of current system.  Regulated utilities are facing challenges in the low interest rate environment as allowed returns on investment are seeing downward pressure.

Preferred stocks and Treasury Inflation Protected Securities (TIPs) are most sensitive to moves in interest rates.  Both provided significant value opportunities at the end of 2013, but rebounded in valuation with the decline in interest rates in early 2014.  As we approach the end of quantitative easing, there is pressure on these securities’ values.

STRATEGY

Due to negative real yields on TIPs during the year, the portfolio was underweight relative to the custom benchmark in this underperforming sector, generating significant relative performance.  Overweights in MLPs and exposure to infrastructure and telecommunication stocks also helped performance as these sectors experienced a rebound from previous relative underperformance.  The modest underweight to REITs detracted from performance.

Security selection in MLPs and utilities with better growth platforms contributed significantly to portfolio returns as portfolio holdings favored growth oriented companies in this sector.  The picks in the preferred stocks also were strong as we favored companies with improving credit.  However, high yielding, smaller capitalization REIT selection hurt returns as the market clearly favored the strong growth names.

OUTLOOK

The investment markets have benefitted from an environment of low volatility, inflation, and interest rates combined with steady economic growth.  Favorable conditions could remain in place unless a catalyst of higher rates, significant shifts in economic strength, global unrest or other issues play a major impact on the market.  If economic growth would accelerate, the portfolio would be shifted into stocks that have a more sustained growth platform versus the more steady, higher yielding securities.  Significant growth opportunities are available in the MLP and REIT sectors as many companies are using the low cost of capital to invest in capital projects and hire new employees.  Earnings growth would lead to dividend increases, offsetting some of the impact of higher interest rates.  Many companies are expected to show significant dividend increases in the coming year. Should the market become defensive, many of the higher yielding opportunities would be favored. The potential for churn in the market over the next few quarters could generate an occasion to add value opportunities to the portfolio.

The information contained herein represents the opinion of Advantus Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

S&P 500 is one of the most commonly used benchmarks for the overall U.S. stock market.  It is a market value weighted index and each stock’s weight is proportionate to its market value.

One cannot invest directly in an index.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities.  These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulator developments.  Investing in small and medium sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity.  The Fund may invest in foreign securities which involve political, economic and currency risks,

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

greater volatility and differences in accounting methods.  The Fund may invest in ETFs and ETNs, which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), and active secondary trading market may not develop or be maintained, or trading may be halted by the inherent structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  Writing covered calls may limit the upside potential of the underlying security and may obligate the Fund to purchase the underlying security during unfavorable market conditions.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

The Advantus Strategic Dividend Income Fund is distributed by Quasar Distributors, LLC.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % – As of August 31, 2014

	One Year	Since Inception(1)
Advantus Strategic Dividend Income Fund	22.78%	13.91%
S&P 500 Index(2)	25.25%	20.98%
Advantus SDI Benchmark(3)	21.74%	11.20%

(1)	September 12, 2012.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)
The Advantus SDI Benchmark is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Barclay’s Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Expense Example (Unaudited)
August 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/14	8/31/14	3/1/14 – 8/31/14(1)
Actual(2)	$1,000.00	$1,130.30	$5.10
Hypothetical (5% annual return before Expenses)	$1,000.00	$1,020.42	$4.84

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2014 of 13.03%.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Sector Allocation (Unaudited)
As of August 31, 2014(1)
(% of net assets)

Top Ten Equity Holdings (Unaudited)
As of August 31, 2014(1)
(% of net assets)

EPR Properties	3.2%
STAG Industrial	3.1%
Macquarie Infrastructure Company	2.8%
Agree Realty	2.5%
Plains All American Pipeline	2.5%
Buckeye Partners	2.3%
Senior Housing Properties Trust	2.2%
Hospitality Properties Trust	2.2%
Spirit Realty Capital	2.2%
Sun Communities	2.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2014

		Fair
	Shares	Value

REIT COMMON STOCKS – 48.3%

Apartments – 1.8%
Home Properties	12,800	$822,016
Mid-America Apartment Communities	10,700	773,824
		1,595,840

Health Care – 14.1%
Aviv REIT	36,700	1,073,842
BioMed Realty Trust	27,100	608,395
HCP	22,200	961,926
Health Care REIT	10,100	682,558
Healthcare Trust of America, Class A	101,200	1,259,940
LTC Properties	37,600	1,539,720
OMEGA Healthcare Investors	47,900	1,804,393
Physicians Realty Trust	36,515	540,787
Sabra Health Care REIT	61,900	1,762,912
Senior Housing Properties Trust	83,100	1,938,723
		12,173,196

Hotels – 4.6%
Chesapeake Lodging Trust	13,100	403,611
Hersha Hospitality Trust	76,400	518,756
Hospitality Properties Trust	63,900	1,880,577
LaSalle Hotel Properties	21,900	800,445
Ryman Hospitality Properties	6,700	333,325
		3,936,714

Industrial – 4.0%
CatchMark Timber Trust, Class A	62,900	755,429
STAG Industrial	116,300	2,724,909
		3,480,338

Manufactured Homes – 2.1%
Sun Communities	34,500	1,850,235

Mortgage – 3.8%
Annaly Capital Management	9,500	113,050
Colony Financial	50,849	1,140,034
Starwood Property Trust	69,900	1,667,115
Two Harbors Investment	36,500	391,280
		3,311,479

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2014

		Fair
	Shares	Value

REIT COMMON STOCKS – 48.3% (Continued)

Net Lease – 8.8%
Agree Realty	74,604	$2,203,056
American Realty Capital Properties	59,200	779,072
EPR Properties	49,200	2,799,972
Select Income REIT	65,000	1,813,500
		7,595,600

Office – 3.4%
Columbia Property Trust	16,300	418,421
Dream Office REIT (a)	29,000	775,343
Government Properties Income Trust	23,700	569,274
Liberty Property Trust	12,200	432,124
Washington REIT	25,700	713,946
		2,909,108

Retail – 5.7%
CBL & Associates Properties	34,800	661,200
Excel Trust	54,800	709,112
Kite Realty Group Trust	23,475	603,777
Ramco-Gershenson Properties Trust	25,800	437,568
RioCan Real Estate Investment Trust (a)	25,100	625,365
Spirit Realty Capital	158,220	1,868,578
		4,905,600

Total REIT Common Stocks
(Cost $36,732,404)		41,758,110

OTHER COMMON STOCKS – 20.8%

Energy – 4.3%
Kinder Morgan	25,200	1,014,552
TerraForm Power, Class A (b)	1,800	56,232
Transocean Partners (a)(b)	900	25,659
Vanguard Natural Resources	46,637	1,372,061
VTTI Energy Partners (a)(b)	45,700	1,250,352
		3,718,856

Infrastructure – 2.8%
Macquarie Infrastructure Company	33,700	2,430,781

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2014

		Fair
	Shares	Value

OTHER COMMON STOCKS – 20.8% (Continued)

Telecommunications – 3.4%
AT&T	17,700	$618,792
CenturyLink	22,400	918,176
Verizon Communications	28,600	1,424,852
		2,961,820

Utilities – 10.3%
Abengoa Yield (a)(b)	24,800	994,728
Duke Energy	20,200	1,494,598
Pattern Energy Group	18,100	583,453
Pinnacle West Capital	22,400	1,275,680
PPL	16,600	574,858
TECO Energy	96,200	1,741,220
The Southern Company	24,300	1,078,920
UIL Holdings	30,499	1,136,088
		8,879,545

Total Other Common Stocks
(Cost $15,796,253)		17,991,002

MASTER LIMITED PARTNERSHIPS – 12.1%

Energy – 12.1%
Buckeye Partners	24,900	1,967,100
Enable Midstream Partners	29,500	756,085
Foresight Energy	40,300	765,297
Kinder Morgan Energy Partners	7,100	684,298
MarkWest Energy Partners	18,400	1,467,032
ONEOK Partners	9,700	576,471
Plains All American Pipeline	35,768	2,143,576
Sprague Resources	15,417	401,613
Summit Midstream Partners	31,344	1,732,697
Total Master Limited Partnerships
(Cost $7,578,592)		10,494,169

REIT PREFERRED STOCKS – 9.1%

Hotels – 1.7%
Hospitality Properties Trust, Series D	5,300	139,178
LaSalle Hotel Properties, Series I	29,200	720,656
Pebblebrook Hotel Trust, Series A	7,576	198,529
Summit Hotel Properties, Series C	15,900	402,429
		1,460,792

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2014

		Fair
	Shares	Value

REIT PREFERRED STOCKS – 9.1% (Continued)

Manufactured Homes – 0.5%
Equity LifeStyle Properties, Series C	16,500	$427,020

Office – 2.0%
Digital Realty Trust, Series E	16,100	411,838
Kilroy Realty, Series H	14,400	353,232
PS Business Parks, Series S	25,100	645,321
PS Business Parks, Series U	14,200	339,948
		1,750,339

Retail – 4.9%
CBL & Associates Properties, Series E	34,400	855,872
DDR, Series J	26,500	676,280
National Retail Properties, Series D	16,300	429,668
National Retail Properties, Series E	30,300	711,444
Realty Income, Series F	13,100	344,268
Saul Centers, Series C	14,600	367,044
Taubman Centers, Series J	20,400	516,120
Urstadt Biddle Properties, Series F	12,000	309,000
		4,209,696

Total REIT Preferred Stocks
(Cost $7,661,339)		7,847,847
	Par

U.S. GOVERNMENT SECURITIES – 7.3%

U.S. Treasury Bonds – 7.3%
0.125%, 04/15/2018 (c)	$515,535	526,490
1.250%, 07/15/2020 (c)	546,445	592,509
1.250%, 01/15/2021 (c)	544,780	584,617
0.625%, 07/15/2021 (c)	528,750	552,668
0.125%, 01/15/2023 (c)	518,220	519,657
0.125%, 01/15/2023 (c)	413,032	410,547
0.375%, 07/15/2023 (c)	512,085	521,406
2.375%, 01/15/2025 (c)	632,220	766,913
3.875%, 04/15/2029 (c)	724,915	1,070,439
2.125%, 02/15/2040 (c)	275,683	361,176
2.125%, 02/15/2041 (c)	272,093	359,555
Total U.S. Government Securities
(Cost $6,446,128)		6,265,977

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2014

		Fair
	Shares	Value
EXCHANGE TRADED FUND – 0.2%
PowerShares DB Commodity Index Tracking Fund (b)
(Cost $213,044)	7,700	$192,731

SHORT-TERM INVESTMENT – 1.8%
First American Government Obligations, Class Z, 0.01% (d)
(Cost $1,582,695)	1,582,695	1,582,695
Total Investments – 99.6%
(Cost $76,010,455)		86,132,531
Other Assets and Liabilities, Net – 0.4%		384,214
Total Net Assets – 100.0%		$86,516,745

(a)	The Fund held 4.2% of net assets in foreign securities at August 31, 2014.
(b)	Non-income producing security.
(c)
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(d)	Variable Rate Security – The rate shown is the effective seven day yield as of August 31, 2014.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statement of Assets and Liabilities
August 31, 2014

ASSETS:
Investments, at fair value
(cost $76,010,455)	$86,132,531
Receivable for investment securities sold	797,214
Dividends & interest receivable	137,796
Return of capital receivable	9,794
Prepaid expenses	15,810
Total assets	87,093,145

LIABILITIES:
Payable for investment securities purchased	475,086
Payable to adviser, net	49,342
Payable for fund administration & accounting fees	13,178
Payable for compliance fees	1,993
Payable for custody fees	6,002
Payable for transfer agent fees and expenses	4,589
Payable to trustees	804
Accrued expenses	25,406
Total liabilities	576,400

NET ASSETS	$86,516,745

NET ASSETS CONSIST OF:
Paid-in capital	$73,723,840
Accumulated undistributed net investment loss	(34,617)
Accumulated undistributed net realized gain on investments	2,705,398
Net unrealized appreciation on investments and translations of foreign currency	10,122,124
Net Assets	$86,516,745

Shares issued and outstanding(1)	7,263,350

Net asset value, redemption price and offering price per share	$11.91

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statement of Operations
For the Year Ended August 31, 2014

INVESTMENT INCOME:
Dividends from common stock	$2,921,839
Less: Foreign taxes withheld	(24,969)
Net dividend income from common stock	2,896,870
Distributions received from master limited partnerships	560,868
Less: return of capital on distributions	(560,868)
Net distribution income from master limited partnerships	—
Interest income	105,274
Total investment income	3,002,144

EXPENSES:
Advisory fees (See note 5)	554,310
Fund administration & accounting fees (See note 5)	74,952
Custody fees (See note 5)	36,174
Transfer agent fees (See note 5)	26,223
Federal & state registration fees	25,922
Audit fees	18,804
Legal fees	13,424
Compliance fees (See note 5)	11,991
Trustee fees (See note 5)	11,283
Other	9,265
Postage & printing fees	7,008
Total expenses before reimbursement	789,356
Less: Reimbursement by Adviser	(87,230)
Net expenses	702,126

NET INVESTMENT INCOME	2,300,018

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments, including foreign currency gain/loss	3,168,372
Net realized loss on futures contracts	(286,580)
Net realized gain on written option contracts	2,450
Net change in unrealized appreciation of investments and translations of foreign currency	10,362,612
Net change in unrealized depreciation on futures contracts	(3,237)

Net realized and unrealized gain on investments	13,243,617

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,543,635

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statements of Changes in Net Assets

		For The Period
		September 12, 2012
	For the	(Inception)
	Year Ended	Through
	August 31, 2014	August 31, 2013
OPERATIONS:
Net investment income	$2,300,018	$1,475,375
Net realized gain on investments,
including foreign currency gain/loss	3,168,372	1,551,880
Net realized loss on futures contracts	(286,580)	(250,696)
Net realized gain on written option contracts	2,450	—
Net change in unrealized appreciation (depreciation) on
investments and translations of foreign currency	10,362,612	(240,488)
Net change in unrealized appreciation (depreciation)
on futures contracts	(3,237)	3,237
Net increase in net assets resulting from operations	15,543,635	2,539,308

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,327,839	58,553,256
Proceeds from reinvestment of distributions	2,088,911	732,840
Payments for shares redeemed	(974,936)	—
Net increase in net assets resulting from capital share transactions	14,441,814	59,286,096

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,122,193)	(1,579,656)
From net realized gains	(1,581,897)	(10,362)
Total distributions to shareholders	(3,704,090)	(1,590,018)

TOTAL INCREASE IN NET ASSETS	26,281,359	60,235,386

NET ASSETS:
Beginning of period	60,235,386	—
End of period, including distributions
in excess of net investment income of
$(34,617) and $(9,180), respectively.	$86,516,745	$60,235,386

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

		For The Period
		September 12, 2012
	For the	(Inception)
	Year Ended	Through
	August 31, 2014	August 31, 2013
PER SHARE DATA:(1)

Net asset value, beginning of period	$10.22	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.34	0.29
Net realized and unrealized gain on investments
and translations of foreign currency	1.90	0.24
Total from investment operations	2.24	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.31)
From net capital gains	(0.23)	—	(2)
Total distributions	(0.55)	(0.31)
Net asset value, end of period	$11.91	$10.22

TOTAL RETURN	22.78%	5.23	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$86.5	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement	1.07%	1.22	%(4)
After expense reimbursement	0.95%	0.95	%(4)

Ratio of net investment income to average net assets:
Before expense reimbursement	2.99%	2.79	%(4)
After expense reimbursement	3.11%	3.06	%(4)

Portfolio turnover rate	65%	37	%(3)

(1)	For a Fund share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements
August 31, 2014

1.  ORGANIZATION

Advantus Strategic Dividend Income Fund (the “Fund”) is a diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The investment objective of the Fund is above average income and long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, Advantus Capital Management, Inc. (the “Adviser”) allocates 50% or more of the Fund’s total assets to real estate securities. The Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), Treasury inflated-protected securities (“TIPS”), futures, and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended August 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended August 31, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the year ended August 31, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security transactions, income and distributions – The Fund records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will make distributions of net investment income quarterly.  Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes,

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2014

such as differing book and tax treatments of MLP and REIT investments, derivatives and the deferral of wash sale losses.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended August 31, 2014, the Fund decreased accumulated undistributed net investment income by $203,262, increased accumulated undistributed net realized gain by $207,066 and decreased paid-in capital by $3,804.

Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Distributions received from the Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

Futures Contracts and Options on Futures Contracts – The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Fund uses futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2014

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.  SECURITIES VALUATION

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, ETFs, MLP’s and real estate investment trusts (“REITS”) that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask is used, these securities categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2014

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2014:

Description	Level 1	Level 2	Level 3	Total
REIT Common Stock	$41,758,110	$—	$—	$41,758,110
Other Common Stock	17,991,002	—	—	17,991,002
Master Limited Partnerships	10,494,169	—	—	10,494,169
REIT Preferred Stock	6,546,254	1,301,593	—	7,847,847
U.S. Government Securities	—	6,265,977	—	6,265,977
Exchange-Traded Fund	192,731	—	—	192,731
Short-Term Investment	1,582,695	—	—	1,582,695
Total investments in securities	$78,564,961	$7,567,570	$—	$86,132,531

Refer to the Fund’s Schedule of Investments for additional industry information.  Transfers between levels are recognized at the end of the reporting period.  During the year ended August 31, 2014, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

4.  DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures contracts and options on futures contracts and other derivative securities. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2014

Average Balance Information – The average monthly market values of written options during the year ended August 31, 2014, was $0. The average monthly notional amount of long futures contracts during the year ended August 31, 2014 was $142,538.

Transactions in written options contracts for the year ended August 31, 2014, are as follows:

	Number of Contracts	Premiums Received
Beginning Balance	—	$—
Options written	(50)	(2,450)
Options closed	—	—
Options expired	50	2,450
Option exercised	—	—
Outstanding at August 31, 2014	—	$—

The effect of Derivative Instruments on the Statement of Operations for the year ended August 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as		Written
hedging instruments under ASC 815	Futures	Options
Equity Contracts	$(286,580)	$2,450
Total	$(286,580)	$2,450

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under ASC 815	Futures
Equity Contracts	$(3,237)
Total	$(3,237)

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.95% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. As of August 31, 2014, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least December 31, 2015.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2014

Expiration	Amount
8/31/2016	$131,161
8/31/2017	$ 87,230

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended August 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distribut

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

		For The Period
		September 12, 2012
	For The Year Ended	(Inception) Through
	August 31, 2014	August 31, 2013
Shares sold	1,263,804	5,825,750
Shares issued to holders in reinvestment of dividends	199,181	69,616
Shares redeemed	(95,001)	—
Net increase in shares outstanding	1,367,984	5,895,366

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended August 31, 2014, were as follows:

	Purchases	Sales
U.S. Government Securities	$2,063,979	$—
Other	$58,937,552	$47,450,498

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2014

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2014, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$10,825,795	$(927,701)	$9,898,094	$76,234,485

At August 31, 2014, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Income	Capital Gains	Losses	Appreciation	Earnings
$1,625,164	$1,269,647	$—	$9,898,094	$12,792,905

As of August 31, 2014, the Fund had no capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended August 31, 2014, the Fund did not defer any qualified late year losses.

For the period ended August 31, 2014, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains**	Total
$3,704,090	$—	$3,704,090

For the period ended August 31, 2013, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains**	Total
$1,582,534	$7,484	$1,590,018

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2014, Minnesota Life Insurance and Comerica Bank owned 34.3% and 28.0% of the outstanding shares of the Fund, respectively.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Notes to Financial Statements – Continued
August 31, 2014

10.  SUBSEQUENT EVENTS

On September 29, 2014, the Fund paid an income distribution in the amount of $633,666, or $0.0875 per share.

On October 2, 2014, the Trust made the required filing with the SEC to register a new share class for the Fund.  It is anticipated the new share class, the Investor Class, will be effective on or around December 15, 2014.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Report of Independent Public Accounting Firm

The Board of Trustees and Shareholders of
Advantus Strategic Dividend Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Advantus Strategic Dividend Income Fund (the Fund), one of the portfolios constituting the Managed Portfolio Series Trust as of August 31, 2014, and the related statements of operations for the year then ended, and statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advantus Strategic Dividend Income Fund at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 28, 2014

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Additional Information (Unaudited)
August 31, 2014

Trustees and Officers

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite	25	Partner, Locke Lord LLP	Director, WellCare
615 E. Michigan St.		Term; Since		(a law firm) (2011-Present);	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	(2013-Present);
Age: 65				(a law firm) (2007-2011);	Director, Regional
				Commissioner, U.S.	Management Corp.
				Securities and Exchange	(2012-Present).
Commission (2002-2007).
David A. Massart	Trustee	Indefinite	25	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.		Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Next Generation Wealth	(3 Portfolios)
Age: 47				Management, Inc.	(2012-Present).
(2005-Present).
Leonard M. Rush, CPA	Trustee	Indefinite	25	Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.		Term; Since		Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Incorporated, (2000-2011).	(3 Portfolios)
Age: 68					(2012-Present);
Director,
Anchor Bancorp
Wisconsin, Inc.
(2011-2013).
David M. Swanson	Trustee	Indefinite	25	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog Strategic	ALPS Variable
Milwaukee, WI 53202		April 2011		Marketing, LLC	Insurance Trust
Age: 57				(2006-Present);	(7 Portfolios)
				Executive Vice President,	(2006-Present).
Calamos Investments
(2004-2006).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	25	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Age: 55
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2002-Present).
Age: 57	Executive
Officer

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Additional Information (Unaudited) – Continued
August 31, 2014

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Age: 48	Compliance
Officer and
Anti-Money
Laundering
Officer
Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Age: 41	Financial
Officer
Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (2011-Present); Vice
Age: 43				President and Securities
Counsel, Marshall & Ilsley
Trust Company N.A.
(2007-2010).
Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Age: 41

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Additional Information (Unaudited) – Continued
August 31, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period ended August 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 13.87% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2014 was 10.25% for the Fund.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP.
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402-4509

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal year ended August 31, 2014, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,400	$2,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2014	FYE 8/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2014	FYE 8/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date     November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
James R. Arnold, President

Date     November 6, 2014

By (Signature and Title)* /s/ Brian Wiedmeyer
 Brian R. Wiedmeyer, Treasurer

Date     November 6, 2014

* Print the name and title of each signing officer under his or her signature.